UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 14, 2008

Simtek Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-19027 (Commission File Number)	84-1057605 (IRS Employer Identification #)
4250 Buckingham Dr. #100, Colorado Springs, CO 80907 (Address of Principal Executive Office)

(719) 531-9444

(Registrant’s telephone number, including area code)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:

Results of Operations and Financial Condition

On May 14, 2008, Simtek Corporation (the “Company”) issued a press release titled, “Simtek Reports First Quarter 2008 Results”.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The information provided in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Item 9.01:

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number

Description

99.1

Press release of the Company dated May 14, 2008, titled “Simtek Reports First Quarter 2008 Results”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMTEK CORPORATION

By:	/s/ Brian Alleman
Brian Alleman, Chief Financial Officer

May 14, 2008

EXHIBIT INDEX

Exhibit Number

Description

99.1

Press release of the Company dated May 14, 2008, titled “Simtek Reports First Quarter 2008 Results”.